December 31, 1998


Dear Limited Partner:

We are pleased to report that, on December 30, 1998, following approval by the limited partners, Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. was acquired by a subsidiary of Host Marriott, L.P., the Operating Partnership, through a merger as described in the Prospectus/Consent Solicitation Statement dated October 8, 1998. In addition, we are pleased to report the following:

 . The final Exchange Value is $33,256 per Mutual Benefit Chicago Marriott Suite
  Hotel Partners, L.P. Unit.

 . The minimum number of OP Units (or Common Shares of Host REIT if you so elect) you will receive in exchange for your interest in Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. is 2,146 per Partnership Unit.

 . The Note Election Amount is equal to $31,272 per Partnership Unit.

 . The period of time during which you may elect to receive a Note or Common
  Shares of Host REIT in exchange for your OP Units will expire at 5:00PM, EASTERN TIME, ON JANUARY 22, 1999, UNLESS EXTENDED.

 . If you do not make an election, you will receive and retain OP Units.

 . The period of time during which the price of an OP Unit will be determined ends on January 29, 1999. The price per OP Unit will be equal to the average closing price of Host REIT shares on the New York Stock Exchange (HMT) over the 20 trading days ending on January 29, 1999 (but will not be greater that $15.50 or less than $9.50).


If you have previously submitted an election form and wish to change your choice of OP Units, Common Shares, or a Note, or have not yet submitted an election form and wish to receive either Common Shares or a Note, please complete the BLUE "OP Unit Exchange Election Form." Return it as directed on the form NO LATER THAN 5:00PM, EASTERN TIME, JANUARY 22, 1999.

Included with this letter are several documents that require your immediate attention. First, please review the label attached below. It reflects (i) the name in which your Partnership Units are registered; (ii) your choice of OP Units (OP),

Common Shares (CS) or a Note (NT), if your OP Unit Exchange Election Form has already been received; and (iii) whether or not the General Partner has received from you a newly executed W-9 and Certificate of Non-Foreign Status ("YES" or "NO").


If the label reflects "NO" next to your name, please review the enclosed booklet entitled "IMPORTANT TAX INFORMATION". Complete the pages that apply to you including page 5 and return them to the Tabulation Agent. If you do not submit this form, the Operating Partnership may withhold a certain percentage of your consideration. These forms, as well as any of the other forms included with this letter may be faxed directly to the Tabulation Agent at 800-387-7365.

Finally, please carefully review the following additional forms included in this package:

FORM A - information regarding Common Shares; FORM B - instructions for how to have your distributions from the Operating Partnership directly deposited; and FORM C - instructions on how to have your interest payments on a Note directly deposited. If applicable to you, they should also be returned to the Tabulation Agent no later than January 22, 1999. If you need assistance, please contact Host Marriott Partnership Investor Relations at 301-380-2070.

Sincerely yours,

Host Marriott Corporation
General Partner of Host Marriott, L.P.



Robert E. Parsons, Jr.
President

enclosures

     FORM A


If you indicated on a (BLUE) OP Unit Exchange Election Form that you wish to receive HMT Common Shares in exchange for your OP Units, you have two options:

Option #1. First Chicago Trust Company, transfer agent for HMT Common Shares, will hold your shares in book form. This means that they will hold the shares for you, pay any dividends directly to you, and distribute any shareholder communications to you. They will also provide you with the Company's quarterly financial reports and the information necessary for income tax reporting.

This will happen automatically if you do not instruct us otherwise as described below. If this is your preference you do not need to send us back this form.

First Chicago will send you a statement once the shares have been issued. You will be able to contact First Chicago anytime after February 5, 1999; to have your shares sold OR delivered to you or to your broker for sale. Their telephone number is 800-519-3111.

Option #2. You may provide the name and account number of a brokerage firm where you would like the Common Stock mailed on February 5, 1999. Remember, as with any other stock, if your stock is held by a broker, known as "held in street name," your broker will be responsible for reporting dividends paid as well as any shareholder communications, including reports on financial performance and the information you need for income tax reporting. You will not receive any information directly from the Company.

              Broker/Dealer Information (required for Option #2)


___________________________   ____________________________________________
Name of Firm                  Name of Registered Representative

___________________________   ____________________________________________
Address Line 1                Telephone Number


___________________________   ____________________________________________
Address Line 2

___________________________   ____________________________________________
City/State/Zip                Client Account Number

The Common Shares will be issued in the name as it appears on the label below.


                               Affix Label Here



___________________________   ______________________________________
Signature           Date      Signature of co-owner if applicable/Date

          IF YOU ARE DESIGNATING A BROKER TO HOLD OR SELL YOUR STOCK, THIS FORM AND THE OP UNIT EXCHANGE ELECTION FORM MUST BE RECEIVED BY THE TABULATION AGENT
---
NO LATER THAN 5:00pm, EASTERN TIME, JANUARY 22, 1999.

          FAX NUMBER 800-387-7365

FORM B

If you made no designation on the (BLUE) OP Unit Exchange Election Form because you are keeping your OP Units:

 . These are non-traded limited partnership units. Therefore, no certificate will be issued. However, approximately two weeks after January 29, 1999, the end of the pricing period for determining the value of OP Units to be issued, you will receive a confirmation indicating the number of OP Units that you own.

 . Although these are non-traded units and they may be sold only as provided for in the Partnership Agreement, you may transfer your OP Units to related parties; for example, from joint name to single name; from an individual to his trust; or in cases that involve an estate. Should you wish to transfer in this manner, please contact Gemisys, the Partnership transfer agent, at 800-797-6812 for more information.

 . At any time after January 1, 2000, you may exercise your Unit Redemption Right and exchange your OP Units for the corresponding number of Host REIT Common Shares or the cash equivalent, at the discretion of Host Marriott REIT. The market value of an OP Unit for this purpose will be equal to the average of the daily market price of a Host REIT Common Share on the NYSE for the ten consecutive trading days before the day on which the redemption notice is given. Prior to January 1, 2000, you will be mailed instructions on how to exercise your Unit Redemption Right.

 . The Operating Partnership intends to make quarterly cash distributions. The quarterly statements will be issued to coincide with those distributions and reflect the amount of the distribution made to you. These distributions will be mailed in check form to your address of record. If you would like these distributions deposited directly into an account at a financial institution of your choice, please complete the following (please print):

________________________________    _________________________________________
Name of Financial Institution       Client Account Number

________________________________    _________________________________________
Address Line 1                      Wire Code (required)

________________________________    _________________________________________
Address Line 2                      Name of Contact at Financial Institution

________________________________    _________________________________________
City/State/Zip                      Contact's Telephone Number


If you are requesting a direct deposit of your distributions into an account at a financial institution, please sign below exactly as your name appears on the label on Page 1. Please return this form to the Tabulation Agent in the enclosed postage paid envelope or by fax.


____________________________________        ____________________________________
Limited Partner's Signature/Date            Co-Limited Partner's Signature (if
                                            applicable)/Date

TAX PAYER ID# OR SOCIAL SECURITY NUMBER___________________________

          THIS FORM AND THE OP UNIT EXCHANGE ELECTION FORM MUST BE RECEIVED BY
                    ---
THE TABULATION AGENT NO LATER THAN 5:00pm, EASTERN TIME, JANUARY 22, 1999.

          FAX NUMBER 800-387-7365

FORM C

If you indicated on a (BLUE) OP Unit Exchange Election Form that you wish to receive a Note in exchange for your OP Units:


 . The OP will pay interest semi-annually at a rate of 6.56% per annum on each June 15 and December 15 until maturity.

 . If you would like these interest payments deposited directly into an account at a financial institution of your choice, please complete the following (please print):



_________________________________   _________________________________________
Name of Financial Institution       Client Account Number

_________________________________   _________________________________________
Address Line 1                      Wire Code (required)

_________________________________   _________________________________________
Address Line 2                      Name of Contact at Financial Institution

_________________________________   _________________________________________
City/State/Zip                      Contact's Telephone Number


If you are requesting a direct deposit of your interest payments, please sign below exactly as your name appears on the label on Page 1. Please return this form to the Tabulation Agent in the enclosed postage paid envelope or by fax.



___________________________   _______________________________________________
Owner's Signature/ Date       Co-Owner's Partner's Signature (if applicable)
                              /Date


TAX PAYER ID# OR SOCIAL SECURITY NUMBER __________________________



          THIS FORM AND THE OP UNIT EXCHANGE ELECTION FORM MUST BE RECEIVED BY
                    ---
THE TABULATION AGENT NO LATER THAN 5:00pm, EASTERN TIME, JANUARY 22, 1999.

          FAX NUMBER 800-387-7365